UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 26, 2019

NOBLE CORPORATION plc

(Exact name of registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

10 Brook Street London, England	W1S 1BG
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Suite 3D, Landmark Square 64 Earth Close P.O. Box 31327 Georgetown, Grand Cayman, Cayman Islands, BWI		KY-1 1206
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (345) 938-0293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Shares, Nominal Value $0.01 per Share	NE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This combined filing on Form 8-K is separately filed by Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (“Noble-U.K.”), and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by Noble-U.K. and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to Noble-U.K. (except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of Noble-U.K. This report should be read in its entirety as it pertains to each of Noble-U.K. and Noble-Cayman.

Item 1.01	Entry into a Material Definitive Agreement.

On July 26, 2019, Noble Holding UK Limited (“NHUK”), a company incorporated under the laws of England and Wales and a wholly-owned direct subsidiary of Noble-U.K., as parent guarantor, Noble Cayman Limited, a Cayman Islands company and a wholly-owned indirect subsidiary of Noble Cayman (“NCL”), as a borrower, Noble International Finance Company, a Cayman Islands company and wholly-owned indirect subsidiary of Noble-Cayman (“NIFCO”), as a designated borrower, the subsidiary guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent entered into a First Amendment to Revolving Credit Agreement (the “Amendment”) amending NCL’s Revolving Credit Agreement, dated as of December 21, 2017, among NCL and NIFCO, as borrowers, NHUK, as parent guarantor, JPMorgan, as administrative agent, the subsidiary guarantors from time to time party thereto and the lenders, co-syndication agents and co-documentation agents party thereto (as amended by the Amendment, the “2017 Credit Agreement”).

The Amendment, among other things, (i) replaced the covenant that limited NHUK’s ratio of debt to total tangible capitalization with a covenant that limits its ratio of Senior Guaranteed Indebtedness (as defined therein) to Adjusted EBITDA (as defined therein) as of the last day of each fiscal quarter, with such ratio not to exceed 4.0 to 1.0 for the fiscal quarters ending September 30, 2019 through December 31, 2020, 3.5 to 1.0 for the first fiscal quarters ending March 31, 2021 through December 31, 2021, and 3.0 to 1.0 for the fiscal quarters ending March 31, 2022 and thereafter, (ii) reduced total commitments under the 2017 Credit Agreement from $1.5 billion to $1.3 billion and (iii) added a requirement that any amounts drawn under the 2017 Credit Agreement not exceed the amount available under the Indenture Secured Debt Basket (as defined therein). The maturity of the 2017 Credit Agreement remains January 2023.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

4.1	—	First Amendment to Revolving Credit Agreement, dated as of July 26, 2019, among Noble Holding UK Limited, as Parent Guarantor, Noble Cayman Limited, as the Company and a Borrower, Noble International Finance Company, as a Designated Borrower, the subsidiary guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date: July 31, 2019	By:	/s/ Adam C. Peakes
Adam C. Peakes
Senior Vice President and Chief Financial Officer

NOBLE CORPORATION

	By:	/s/ Adam C. Peakes
Adam C. Peakes
Director, Vice President and Chief Financial Officer